EXHIBIT 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of September 21, 2022, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314, as collateral agent (in its individual capacity, “Oxford”; and in its capacity as collateral agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender, OXFORD FINANCE CREDIT FUND II, LP, by its manager Oxford Finance Advisors, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFCF II”) (each a “Lender” and collectively, the “Lenders”), FUSION PHARMACEUTICALS INC., a corporation organized under the federal laws of Canada (“CAN Borrower”), with an office located at 270 Longwood Road South, Hamilton, Ontario, L8P 0A6, Canada, and FUSION PHARMACEUTICALS US INC., a Delaware corporation (“US Borrower” and together with CAN Borrower, individually and collectively as the context requires, jointly and severally, “Borrower”), with an office located at 2 International Place, Suite 2310, Boston, Massachusetts 02110.

Recitals

WHEREAS, Collateral Agent, Borrower and the Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of April 4, 2022 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

WHEREAS, Borrower has requested that Collateral Agent and the Lenders make certain revisions to the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below; and

WHEREAS, although the Lenders and Collateral Agent are under no obligation to do so, the Lenders and Collateral Agent have agreed to make certain revisions to the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

Now, Therefore, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Collateral Agent hereby agree as follows:

1.
Definitions. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.
2.
Amendments.
2.1
Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Collateral Agent (for the benefit of the Lenders), the outstanding principal amount of all Term Loans advanced to Borrower by such Lender and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement.

2.2
Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2.2 Term Loans.

(a)
Availability. (i) On the Effective Date, the Lenders, severally and not jointly, made term loans to Borrower in one (1) advance in an aggregate amount equal to Ten Million Dollars ($10,000,000) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (such term loan is hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”). After repayment, no Term A Loan may be re‑borrowed.
(ii)
Subject to the terms and conditions of this Agreement and provided that Collateral Agent has determined that Borrower has achieved the Term B Milestone Event, the Lenders agree, severally and not jointly, on the Second Amendment Date, to make a term loan in a single advance available to Borrower in an aggregate amount of Twenty-Five Million Dollars ($25,000,000) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”). After repayment, no Term B Loan may be re‑borrowed.
(iii)
Subject to the terms and conditions of this Agreement and provided that Collateral Agent has received a fully executed Pledge Agreement, the Lenders agree, severally and not jointly, during the Term C Draw Period, to make a term loan in a single advance available to Borrower in an aggregate amount of Fifteen Million Dollars ($15,000,000), and, when made, according to a commitment schedule to be provided by the Lenders prior to the Funding Date of such term loan (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”). After repayment, no Term C Loan may be re‑borrowed.
(iv)
Subject to the terms and conditions of this Agreement, the Lenders may, in their sole discretion, agree to make a term loan in a single advance available to Borrower in an aggregate amount of Twenty-Five Million Dollars ($25,000,000), and, when made, according to a commitment schedule to be provided by the Lenders prior to the Funding Date of such term loan (such term loans are hereinafter referred to singly as a “Term D Loan”, and collectively as the “Term D Loans”; each Term A Loan, Term B Loan, Term C Loan or Term D Loan, is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans, the Term C Loans and the Term D Loans are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term D Loan may be re‑borrowed.
(b)
Repayment. Borrower shall make monthly payments of interest only to Collateral Agent (for the benefit of each Lender) in arrears on the principal amount outstanding under each Term Loan commencing on the first (1st) Payment Date following the Funding Date of such Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Notwithstanding the foregoing, Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first (1st) Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to Collateral Agent (for the benefit of each Lender), as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty-three (23) consecutive months with respect to each Term Loan. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).
(c)
Mandatory Prepayments. If the Term Loans are accelerated following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Collateral Agent (for the benefit of each Lender), payable to Collateral Agent in accordance with each Lender’s respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Final Payment, (iii) the Prepayment Fee, if any, plus (iv) all other Obligations that are then due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if the Final Payment had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, the accrued and unpaid portion of the Final Payment in respect of the Term Loan(s).
(d)
Permitted Prepayment of Term Loans. Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least ten (10) days prior to such prepayment (or such shorter period of time as Collateral Agent may agree in its reasonable discretion), and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, plus (D) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.
2.3
Section 2.3(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(e) Payments. Except as otherwise expressly provided herein, all payments by Borrower under the Loan Documents shall be made to Collateral Agent (and Collateral Agent shall then make payments to the respective Lender to which such payments are owed), at Collateral Agent’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable monthly on the Payment Date of each month. Payments of principal and/or interest received after 2:00 p.m. Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by Borrower hereunder or under any other Loan Document, including payments of principal and interest, and all fees, expenses, indemnities and reimbursements, shall be made without set‑off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds.

2.4
Section 2.5(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(b) Facility Fee. A non-refundable facility fee of up to Three Hundred Seventy-Five Thousand Dollars ($375,000) (the “Facility Fee”) to be shared between the Lenders pursuant to their respective Commitment Percentages payable as follows: (i) Fifty Thousand Dollars ($50,000) of the facility fee shall be fully earned, due and payable on the Effective Date, (ii) a portion of the facility fee equal to 0.5% of the principal amount of the Term B Loan funded after the Effective Date shall be fully earned, due and payable on the Funding Date of the Term B Loan, (iii) a portion of the facility fee equal to 0.5% of the principal amount of the Term C Loan funded after the Effective Date shall be fully earned, due and payable on the Funding Date of the Term C Loan, and (iv) if Lenders decide in their sole discretion to make the Term D Loan, a portion of the facility fee equal to 0.5% of the principal amount of the Term D Loan funded after the Effective Date shall be fully earned, due and payable on the Funding Date of the Term D Loan;

2.5
Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

3.4 Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan set forth in this Agreement, to obtain a Term Loan, Borrower shall notify Collateral Agent (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 2:00 p.m. Eastern time ten (10) Business Days prior to the date the Term

Loan is to be made. Together with any such electronic, facsimile or telephonic notification, Borrower shall deliver to Collateral Agent by electronic mail or facsimile a completed Disbursement Letter executed by a Responsible Officer or his or her designee. Collateral Agent may rely on any telephone notice given by a person whom Collateral Agent reasonably believes is a Responsible Officer or designee. On the Funding Date, each Lender shall credit and/or transfer (as applicable) to the Designated Deposit Account, an amount equal to its Term Loan Commitment.

2.6
Section 10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

10. NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand‑delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address, or email address by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	c/o FUSION PHARMACEUTICALS INC. 270 Longwood Road South Hamilton, ON, L8P 0A6, Canada Attn: Corey Manchester and Maria Stahl Email: manchester@fusionpharma.com; stahl@fusionpharma.com

with a copy (which shall not constitute notice) to:	GOODWIN PROCTER LLP 100 Northern Avenue Boston, MA 02210 Attn: Anne Bandes Email: abandes@goodwinlaw.com

If to Collateral Agent: with a copy to:

OXFORD FINANCE LLC

115 South Union Street

Suite 300

Alexandria, VA 22314

Attention: Legal Department

Email: LegalDepartment@oxfordfinance.com

OXFORD FINANCE CREDIT FUND II, LP

c/o Oxford Finance Advisors, LLC, its manager

115 South Union Street

Suite 300

Alexandria, VA 22314

Attention: Legal Department

Fax: (703) 519-5225

Email: Legal Department@oxfordfinance.com

with a copy (which shall not constitute notice) to:	TROUTMAN PEPPER HAMILTON SANDERS LLP 401 9th Street, NW, Suite 1000 Washington, DC 20004 Attn: Charles Charpentier Email: charles.charpentier@troutman.com

2.7
Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

“Basic Rate” is, with respect to each Term Loan, the floating per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) eight percent (8.00%) and (ii) the sum of (a) 1-Month CME Term SOFR reported on the last Business Day of the month that immediately precedes the month in which the interest will accrue, (b) one tenth of one percent (0.10%), and (c) seven and nine tenths of one percent (7.90%). Notwithstanding the foregoing, (i) in no event shall the Basic Rate for any Term Loan be less than eight percent (8.00%), and (ii) upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and with reference to the margin above such interest rate in this definition, amend this Agreement to replace the Benchmark with a replacement interest rate and replacement margin above such interest rate that results in a substantially similar interest rate floor and a total rate in effect immediately prior to the effectiveness of such replacement interest rate and replacement margin, and any such amendment shall become effective at 5:00 p.m. Eastern time on the third Business Day after Collateral Agent has notified Borrower of such amendment, and (iii) the Basic Rate for the Term B Loan for the period from the Second Amendment Date through and including September 30, 2022 shall be 10.52223%. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party.

2.8
Section 13.1 of the Loan Agreement is hereby amended by adding the following definitions in alphabetical order therein:

“1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website.

“Benchmark” is, initially, the 1-Month CME Term SOFR; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Basic Rate”.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(b) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is no longer representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks.

“CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator.

“CME Term SOFR Administrator’s Website” is the website of the CME Group Benchmark Administrator at http://www.cmegroup.com, or any successor source.

“Second Amendment Date” means September 21, 2022.

“Term C Draw Period” is the period commencing on the date that the executed Pledge Agreement has been delivered to Collateral Agent and ending on the earlier of (a) April 4, 2023, and (b) the occurrence and during the continuance of an Event of Default; provided, however, that the Term C Draw Period shall not commence if on the date of the occurrence of the execution and delivery of the Pledge Agreement an Event of Default has occurred and is continuing.

“Term D Loan” is defined in Section 2.2(a)(iv) hereof.

2.9
Section 13.1 of the Loan Agreement is hereby amended by deleting the following definitions in their entirety: “LIBOR Replacement Rate,” “LIBOR Replacement Spread,” LIBOR Transition Event,” “SOFR,” “Term A Draw Period” and “Term B Draw Period”.
2.10
Schedule 1.1, Exhibit B, Exhibit C and Exhibit D of the Loan Agreement are hereby amended and restated in their entirety as set forth on Schedule 1.1, Exhibit B, Exhibit C and Exhibit D attached hereto.
3.
Limitation of Amendment.
3.1
The amendments in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Collateral Agent or any Lender or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.
3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.
Representations and Warranties. To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date and (b) no Event of Default has occurred and is continuing;
4.2
Borrower has the corporate power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3
The organizational documents of Borrower delivered to Collateral Agent and the Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not (a) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (b) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower, or any of its property or assets may be bound or affected, (c) conflict with any of Borrower’s organizational documents, including their respective Operating Documents or (d) constitute an event of default under any material agreement by which Borrower, or its properties, are bound;
4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or are being obtained pursuant to Section 6.1(b) of the Loan Agreement), and

4.7
This Amendment has been duly executed and delivered by Borrower and constitutes the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
Release by Borrower.

7.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and the Lenders and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

7.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

7.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or any Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

7.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

7.5 Borrower hereby represents and warrants to Collateral Agent and the Lenders, and Collateral Agent and the Lenders are relying thereon, as follows:

(a) Except as expressly stated in this Amendment, neither Collateral Agent, the Lenders nor any agent, employee or representative of Collateral Agent or any Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b) Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Amendment are contractual and not a mere recital.

(d) This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Collateral Agent and the Lenders, defend and hold them harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

6.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.
Integration. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.
8.
Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.
9.
Effectiveness. This Amendment shall be deemed effective upon:
(i)
the due execution and delivery to Collateral Agent and the Lenders of this Amendment by each party hereto;
(ii)
Borrower’s execution and delivery to Collateral Agent and the Lenders of a completed Disbursement Letter, and the applicable Notes and Warrants issued in connection with the Term B Loans; and
(iii)
Borrower’s payment of all Lenders’ Expenses, including reasonable and documented attorney’s fees and out-of-pocket expenses, incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts with the Lenders.

[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first set forth above.

BORROWER:

FUSION PHARMACEUTICALS INC.

By: /s/ John Valliant
Name: John Valliant
Title: Chief Executive Officer
FUSION PHARMACEUTICALS US INC.

By: /s/ John Valliant
Name: John Valliant
Title: President

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By: /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

LENDER:

OXFORD FINANCE CREDIT FUND II, LP

By: Oxford Finance Advisors, LLC, its manager

By: /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Commitments

	Term A Loans
Lender	Term A Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$10,000,000	100.00%
TOTAL	$10,000,000	100.00%

	Term B Loans
Lender	Term B Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$20,000,000	80.00%
OXFORD FINANCE CREDIT FUND II, LP	$5,000,000	20.00%
TOTAL	$25,000,000	100.00%

	Term C Loans
Lender	Term C Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$15,000,000	100.00%
TOTAL	$15,000,000	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$45,000,000	90.00%
OXFORD FINANCE CREDIT FUND II, LP	$5,000,000	10.00%
TOTAL	$50,000,000	100.00%

EXHIBIT B

Form of Disbursement Letter

[see attached]

DISBURSEMENT LETTER

______[__], 202_

The undersigned, being the duly elected and acting of each of FUSION PHARMACEUTICALS INC., corporation organized under the federal laws of Canada (“CAN Borrower”), with an office located at 270 Longwood Road South, Hamilton, Ontario, L8P 0A6, Canada, and FUSION PHARMACEUTICALS US INC., a Delaware corporation (“US Borrower” and together with CAN Borrower, individually and collectively, jointly and severally, “Borrower”), with an office located at 2 International Place, Suite 2310, Boston, Massachusetts 02110, does hereby certify to OXFORD FINANCE LLC (“Oxford”), as collateral agent (the “Collateral Agent”), acting on behalf of the Lenders from time to time party to (as defined herein) the Loan Agreement (as defined below), in connection with that certain Loan and Security Agreement dated as of April 4, 2022, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement), that:

1. The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof; provided, that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date.

2. No event or condition has occurred and is continuing that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3. Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4. All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5. No Material Adverse Change has occurred.

6. The undersigned is a Responsible Officer.

[Balance of Page Intentionally Left Blank]

7. The proceeds of the Term [A][B][C][D] Loan shall be disbursed as follows:

Disbursement from Collateral Agent:
Loan Amount	$_______________
Plus:
‑‑Deposit Received	$__________

Less:
‑‑Facility Fee	($_________)
[‑‑Interim Interest	($_________)]
‑‑Lender’s Legal Fees	($_________)

Net Proceeds due from Collateral Agent:	$_______________

TOTAL TERM [A][B][C][D] LOAN NET PROCEEDS FROM LENDERS	$_______________

8. The [initial] [Term A Loan][Term B Loan][Term C Loan][Term D Loan] shall amortize in accordance with the Amortization Table attached hereto.

9. The aggregate net proceeds of the Term Loans shall be transferred to the Designated Deposit Account as follows:

Account Name:	FUSION PHARMACEUTICALS INC.
Bank Name:	[___________________]
Bank Address:	[___________________]
Account Number:	[___________________]
ABA Number:	[___________________]

[Balance of Page Intentionally Left Blank]

Dated as of the date first set forth above.

BORROWER:

FUSION PHARMACEUTICALS INC.

By
Name:
Title:
FUSION PHARMACEUTICALS US INC.

By
Name:
Title:

COLLATERAL AGENT AND ON BEHALF OF THE LENDERS:

OXFORD FINANCE LLC

By
Name:
Title:

[Signature Page to Disbursement Letter]

AMORTIZATION TABLE
(Term [A][B][C][D] Loan)

[see attached]

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender OXFORD FINANCE CREDIT FUND II, LP, as Lender
FROM:	FUSION PHARMACEUTICALS INC. FUSION PHARMACEUTICALS US INC.

The undersigned authorized officer (“Officer”) of each of FUSION PHARMACEUTICALS INC., and FUSION PHARMACEUTICALS US INC. (individually and collectively, “Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b) There are no existing Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, provincial, municipal and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 120 days after FYE		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 60 days of FYE), and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
7)	IP Report	When required		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
10)	Permitted Investments (Clause (e)): Up to CAD$5.5mm in 2022 and CAD$15mm, in aggregate, during loan term.		[See Attached Schedule I]	Yes	No	N/A
11)	Permitted Investments (Clause (f)): Up to $5mm in 2022 and $1mm in annual milestone payments (in aggregate)		[See Attached Schedule I]	Yes	No	N/A
12)	Permitted Investments (Clause (s)): Up to $5mm upfront and $1mm in annual milestone payments		[See Attached Schedule I]	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000)?	Yes	No

4)

Have there been any amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

FUSION PHARMACEUTICALS INC.

By

Name:

Title:

FUSION PHARMACEUTICALS US INC.

By

Name:

Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

SCHEDULE I

(Permitted Investments Schedule)

Permitted Investments Schedule	H1'22	H2'22	H1'23	H2'23	H1'24	H2'24	H1'25	H2'25

Investment in TRIUMF Innovations Inc. - Permitted Investments (e) Up to CAD$5.5mm in 2022 and CAD$15mm, in aggregate, during loan term.

Investment Ac-225 unrelated to Canadian JV - Permitted Investments (f) Up to $5mm in 2022 and $1mm in annual milestone payments (in aggregate)

Investments in [***] - Permitted Investments (s) Up to $5mm upfront and $1mm in annual milestone payments

EXHIBIT D

Form of Secured Promissory Note

[see attached]

SECURED PROMISSORY NOTE
(Term [A][B][C][D] Loan)

$____________________ Dated: [_________ __, 20__]

FOR VALUE RECEIVED, the undersigned, FUSION PHARMACEUTICALS INC., corporation organized under the federal laws of Canada (“CAN Borrower”), with an office located at 270 Longwood Road South, Hamilton, Ontario, L8P 0A6, Canada, and FUSION PHARMACEUTICALS US INC., a Delaware corporation (“US Borrower” and together with CAN Borrower, individually and collectively, jointly and severally, “Borrower”), with an office located at 2 International Place, Suite 2310, Boston, Massachusetts 02110, HEREBY PROMISE TO PAY to the order of [OXFORD FINANCE LLC]/[ OXFORD FINANCE CREDIT FUND II, LP] (“Lender”) the principal amount of [___________] MILLION DOLLARS ($______________) or such lesser amount as shall equal the outstanding principal balance of the Term [A][B][C][D] Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term [A][B][C] [D] Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated April 4, 2022 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term [A][B][C][D] Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term [A][B][C][D] Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term [A][B][C][D] Loan, interest on the Term [A][B][C][D] Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable and documented fees and out-of-pocket expenses, including, without limitation, reasonable and documented attorneys’ fees and out-of-pocket costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

FUSION PHARMACEUTICALS INC.

By
Name:
Title:

FUSION PHARMACEUTICALS US INC.

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

CORPORATE BORROWING CERTIFICATE

Borrower:	FUSION PHARMACEUTICALS INC. FUSION PHARMACEUTICALS US INC.	Date: [_________ __], 20[__]
Lenders:	OXFORD FINANCE LLC, as Collateral Agent and Lender OXFORD FINANCE CREDIT FUND II, LP, as Lender

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the [laws of the State of Delaware][federal laws of Canada].

3. Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Articles/Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Articles/Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Articles/Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4. The resolutions attached hereto as Exhibit C were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate]

EXHIBIT A

Articles/Certificate of Incorporation (including amendments)

[see attached]

EXHIBIT B

Bylaws

[see attached]